EXHIBIT 32: Rule 13a-14(b) Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of China YCT International Group, Inc. (the “Company”) certifies that:

1.            The Quarterly Report on Form 10-QSB of the Company for the period ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 13, 2008	/s/ Yan Tinghe
          Yan Tinghe, Chief Executive Officer

February 13, 2008	/s/ Zhang Jirui
          Zhang Jirui, Chief Financial Officer